SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 26, 1999



     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, providing for the issuance of C-BASS Trust 1999-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On November 26, 1999 distribution was made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 3, 1999         By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS
      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         November 26, 1999.

                              EXHIBIT 99.1

          Monthly Certificateholder Statement November 26, 1999


                                      -5-



                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   November 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           PRINCIPAL       INTEREST      TOTAL         LOSSES         INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IA       62,477,638.00   57,782,019.86      503,314.90      312,985.94      816,300.84       0.00            0.00   57,278,704.96
IAPO         31,361.00       30,970.15            0.00            0.00            0.00       0.00            0.00       30,970.15
IM1         648,000.00      641,981.65          883.02        3,477.40        4,360.42       0.00            0.00      641,098.63
IM2         324,000.00      320,990.83          441.51        1,738.70        2,180.21       0.00            0.00      320,549.32
IM3         389,000.00      385,387.13          530.08        2,087.51        2,617.59       0.00            0.00      384,857.05
IM4          98,000.00       97,089.82          133.54          525.90          659.44       0.00            0.00       96,956.28
IB1          98,000.00       97,089.82          133.54          525.90          659.44       0.00            0.00       96,956.28
IB2         162,000.00      160,495.39          220.75          869.35        1,090.10       0.00            0.00      160,274.64
IB3         551,050.60      545,932.68          750.91        2,957.13        3,708.04       0.00            0.00      545,181.77
IIA     112,788,000.00   85,192,890.92    4,562,765.83      438,364.75    5,001,130.58       0.00            0.00   80,630,125.09
IIM1      6,714,000.00    6,714,000.00            0.00       40,228.05       40,228.05       0.00            0.00    6,714,000.00
IIM2      6,714,000.00    6,714,000.00            0.00       44,368.35       44,368.35       0.00            0.00    6,714,000.00
IIB       5,908,000.00    5,908,000.00            0.00       40,617.50       40,617.50       0.00            0.00    5,908,000.00
X                 0.00            0.00            0.00            0.00            0.00       0.00            0.00            0.00
R                 0.00            0.00            0.00            0.00            0.00       0.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  196,903,049.60  164,590,848.25    5,069,174.08      888,746.48    5,957,920.56       0.00            0.00  159,521,674.17
-----------------------------------------------------------------------------------------------------------------------------------
IAIO     64,303,873.90   59,592,841.81            0.00       92,359.25       92,359.25      0.00             0.00   59,086,997.47
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                        CURRENT                            CURRENT
                     PRINCIPAL                                                    PRINCIPAL                        PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR               CLASS          RATE
---------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAA2      924.84321927     8.05592074     5.00956742   13.06548817     916.78729852     IA             6.500000%
IAPO   12489WAC8      987.53706833     0.00000000     0.00000000    0.00000000     987.53706833     IAPO           0.000000%
IM1    12489WAD6      990.71242284     1.36268519     5.36635802    6.72904321     989.34973765     IM1            6.500000%
IM2    12489WAE4      990.71243827     1.36268519     5.36635802    6.72904321     989.34975309     IM2            6.500000%
IM3    12489WAF1      990.71241645     1.36267352     5.36634961    6.72902314     989.34974293     IM3            6.500000%
IM4    12489WAG9      990.71244898     1.36265306     5.36632653    6.72897959     989.34979592     IM4            6.500000%
IB1    N/A            990.71244898     1.36265306     5.36632653    6.72897959     989.34979592     IB1            6.500000%
IB2    N/A            990.71228395     1.36265432     5.36635802    6.72901235     989.34962963     IB2            6.500000%
IB3    N/A            990.71243185     1.36268793     5.36634930    6.72903722     989.34974393     IB3            6.500000%
IIA    12489WAH7      755.33648012    40.45435534     3.88662579   44.34098113     714.88212478     IIA            5.762500%
IIM1   12489WAJ3    1,000.00000000     0.00000000     5.99166667    5.99166667   1,000.00000000     IIM1           7.190000%
IIM2   12489WAK0    1,000.00000000     0.00000000     6.60833333    6.60833333   1,000.00000000     IIM2           7.930000%
IIB    12489WAL8    1,000.00000000     0.00000000     6.87500000    6.87500000   1,000.00000000     IIB            8.250000%
---------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                835.89791313    25.74451787     4.51362476   30.25814263     810.15339526
---------------------------------------------------------------------------------------------  ------------------------------------
IAIO   12489WAB0      926.73797387     0.00000000     1.43629372    1.43629372     918.87150628     IAIO           1.859806%

---------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                    November 26, 1999
                    Group 1 Available Funds                                                                         923,935.34
                    Group 2 Available Funds                                                                       5,126,344.48

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                             4,347,665.69
                    Overcollateralization Release Amount                                                                  0.00
                    Overcollateralization Deficiency Amount                                                       2,030,234.55
                    Target Overcollateralization Amount                                                           6,377,900.24

                    Extra Principal Distribution Amount                                                             239,497.54
                    Monthly Excess Interest Amount                                                                  239,497.54
                    Monthly Excess Cashflow Amount                                                                  239,497.54
                    Overcollateralization Deficiency (After Distribution)                                         1,790,737.01
                    Overcollateralization Amount (After Distribution)                                             4,587,163.23

Fees and Advances
                    Servicing Fee                                                                                    64,134.59
                    Trustee Fee                                                                                       2,111.73
                    Lender PMI                                                                                       20,182.62
                    Total Advances                                                                                2,283,642.45
                    Group 1 Advances                                                                              1,136,278.58
                    Group 2 Advances                                                                              1,147,363.87

Mortgage Loan Information
                    Total Principal Balance                                                                     164,108,838.36
                    Loan Count                                                                                           1,985
                    Weighted Average Remaining Term                                                                        299
                    Weighted Average Loan Rate                                                                         9.2841 %
                    Aggregate Amount of Prepayment                                                                4,637,206.64
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                            59,555,550.04
                    Non-Po Principal Balance                                                                     59,524,550.93
                    Po Principal Balance                                                                             30,999.11
                    Loan Count                                                                                             915
                    Weighted Average Remaining Term                                                                        282
                    Weighted Average Loan Rate                                                                         8.7319 %
                    Aggregate Amount of Prepayment                                                                  423,838.29
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00
                    Non-Po Amount of Scheduled Principal                                                             82,569.96
                    Non-Po Amount of Unscheduled Principal                                                          423,838.29
                    Po Amount of Scheduled Principal                                                                      0.00
                    Po Amount of Unscheduled Principal                                                                    0.00

Group 2 Loan Information
                    Principal Balance                                                                           104,553,288.32
                    Group 2 Fixed Pool Principal Balance                                                         38,723,213.62
                    Group 2 Adjustable Pool Principal Balance                                                    65,830,074.70
                    Loan Count                                                                                           1,070
                    Weighted Average Remaining Term                                                                        309
                    Weighted Average Loan Rate                                                                         9.5887 %
                    Aggregate Amount of Prepayment                                                                4,213,368.35
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       November 26, 1999
Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month          213             13,629,221.51           22.88 %
                   2 Months         104              7,392,774.17           12.41 %
                   3+Months          81              5,267,946.91            8.85 %
                   Total            398             26,289,942.59           44.14 %


                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month          171             14,916,921.73           14.27 %
                   2 Months          62              5,633,233.64            5.39 %
                   3+Months          21              1,985,368.78             1.9 %
                   Total            254             22,535,524.15           21.56 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month         384             28,546,143.24           17.39 %
                    2 Months        166             13,026,007.81            7.94 %
                    3+Months        102              7,253,315.69            4.42 %
                    Total           652             48,825,466.74           29.75 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  56                3,931,871.72             6.6 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  64                6,135,522.27            5.87 %


                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 120               10,067,393.99            6.13 %




                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -8-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       November 26, 1999
Number and Aggregate Principal Amounts of Bankruptcy Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   101     5,810,017.43            9.76 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    35     3,018,600.58            2.89 %
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   136     8,828,618.01            5.38 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     0             0                0 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     4          167,867.48            0.16 %
                             -------------------------------------------------------

                                                  Group Totals
/                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     4          167,867.48            0.10 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -9-